Exhibit 4.2

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT CONTAINS PERSONALLY DENTIFIABLE INFORMATION, OMITTED PURSUANT TO ITEM 601(A)(6) UNDER REGULATION S-K.

Execution Version

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 22, 2024, is entered into by and among Pagaya Technologies Ltd, a company organized under the laws of Israel (“Pagaya” or the “Issuer”), and the Stockholders (as defined below) set forth on the signature pages hereto. Pagaya and the Stockholders are sometimes referred to herein as, collectively, the “Parties”, and each, a “Party”. Capitalized terms used and not defined in this Registration Rights Agreement have the meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, this Registration Rights Agreement is being entered into in connection with that certain Agreement and Plan of Merger, dated as of July 27, 2024 (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Theorem Technology, Inc., a Delaware corporation (the “Company”), Pagaya, Pagaya US Holding Company LLC, a Delaware limited liability company (“Buyer”), AMT Merger Sub Inc., a Delaware corporation and a direct, wholly owned Subsidiary of Buyer (“Merger Sub”), Fortis Advisors LLC, in its capacity as representative, agent and attorney-in-fact of the Participating Holders, and Ryan Podolsky and Hugh Edmundson, for purposes of Sections 5.17 and 5.18, pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, among other things, Merger Sub will be merged with and into the Company, with the Company being the surviving entity of the Merger and a direct, wholly owned Subsidiary of Buyer (the “Merger”, and together with the transactions contemplated therein, the “Contemplated Transactions”);

WHEREAS, as an inducement to Pagaya to enter into and consummate the Contemplated Transactions and to grant certain registration rights to the Stockholders as expressly provided for herein, certain Stockholders have agreed to enter into that certain Lockup Agreement, dated as of the date hereof, by and among Pagaya and the Stockholders party thereto (the “Lockup Agreement”); and

WHEREAS, the Stockholders are receiving Issuer Common Shares (as defined below) in connection with the Contemplated Transactions, and as an inducement to the Stockholders to approve, enter into and consummate the Contemplated Transactions, Pagaya and the Stockholders have agreed to enter into this Agreement to set forth certain registration rights granted by Pagaya to the Stockholders in connection with the Contemplated Transactions.

NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1.   Registration Rights

(a)   Pagaya agrees that, within thirty (30) calendar days following the Closing Date (the “Filing Deadline”), Pagaya will use its reasonable best efforts to submit to or file with the SEC a registration statement for a shelf registration on Form F-1, Form F-3 (if Pagaya is then eligible to use a Form F-3 shelf registration) or other appropriate form (the “Registration Statement”), in each case, providing for the registration of, and the sale on a continuous or delayed basis, pursuant to Rule 415 or otherwise, of the Class A Ordinary Shares, no par value per share, of the Issuer (the “Issuer Common Shares”) acquired by the Stockholders at the Closing pursuant to the Merger Agreement (the “Registrable Shares”), and Pagaya shall use its reasonable best efforts to have the Registration Statement declared effective as soon as is reasonably practicable after the filing thereof, but no later than the earliest of (i) the 60th calendar day following the filing date thereof if the SEC notifies Pagaya that it will “review” the Registration Statement and (ii) the 10th Business Day after the date Pagaya is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Deadline”); provided, however, that Pagaya’s obligations to include the Registrable Shares in the Registration Statement are contingent upon the Stockholders furnishing in writing to Pagaya such information regarding the Stockholders, the securities of Pagaya held by the Stockholders and the intended method of disposition of the Registrable Shares (which shall be limited to non-underwritten public offerings) as shall be reasonably requested by Pagaya to effect the registration of the Registrable Shares, and the Stockholders shall execute such documents in connection with such registration as Pagaya may reasonably request that are customary of a selling shareholder in similar situations, including the Lockup Agreement. Pagaya shall provide a draft of the Registration Statement and such other documents reasonably requested, including any comment letter from the SEC to one (1) law firm designated by the Stockholders for review and comment at least five (5) Business Days in advance of submitting or filing the Registration Statement or any amendments or supplements thereto, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Issuer’s books and records, officers, accountants and other advisors; provided that, for the avoidance of doubt, in no event shall Pagaya be required to delay or postpone the submission or filing of such Registration Statement as a result of or in connection with any Stockholder’s review. Pagaya shall, upon request of any Stockholder, inform such Stockholder as to the status of the registration effected by Pagaya pursuant to this Agreement. In the event Pagaya files a Form F-1 and thereafter becomes eligible to use Form F-3, Pagaya shall use its reasonable best efforts to convert the Form F-1 (and any subsequent registration statement) to a Form F-3 in connection with the time that Pagaya otherwise would be required to file a new Form F-1 as a result of having publicly filed its annual financial statements on a Form 20-F. All expenses incurred in connection with registrations, filings or qualifications necessary to effect the registration of the Registrable Shares, including, without limitation, all registration, listing and qualifications fees (including, without limitation, fees and expenses with respect to filings required to be made with the SEC, all applicable securities exchanges and/or FINRA and compliance with securities or blue sky laws), printers and accounting fees, up to a maximum amount of $20,000 of the fees for one (1) law firm designated by the Stockholders to review and participate in the preparation of the Registration Statement, messenger, telephone and delivery expenses of Pagaya, fees and disbursements of counsel for Pagaya and any internal expenses of Pagaya (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), shall be paid by Pagaya; provided, however, that Pagaya shall not be responsible for paying any sales or brokerage commissions of any Stockholder or other costs and expenses of a Stockholder, including counsel.

(b)   For as long as any Stockholder holds any Registrable Shares, Pagaya will (i) file in a timely manner all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Issuer is not required to file such reports, it will, upon the request of any holders of Registrable Shares, make publicly available such information so long as necessary to permit sales of Registrable Shares pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”)) for so long as the condition in Rule 144(c)(1) is required to be satisfied, (ii) furnish to any holder of Registrable Shares, forthwith upon request to the extent accurate, a written statement by Pagaya that it has complied with the reporting requirements of Rule 144, the Securities Act, and the Exchange Act or that it qualifies as a registrant whose securities may be resold pursuant to Form F-3 (at any time after Pagaya so qualifies), and (iii) provide all customary and reasonable cooperation, necessary to enable a Stockholder to resell the Registrable Shares pursuant to Rule 144 (in each case, when Rule 144 becomes available to such Stockholder). Any failure by Pagaya to file the Registration Statement prior to the Filing Deadline or to effect such Registration Statement by the Effectiveness Deadline shall not otherwise relieve Pagaya of its obligations to file or effect the Registration Statement as set forth above in this Section 1. Notwithstanding the foregoing, if the SEC prevents Pagaya from including any or all of the Registrable Shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Shares by the applicable shareholders or otherwise, such Registration Statement shall register for resale such number of Registrable Shares which is equal to

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the maximum number of Registrable Shares as is permitted by the SEC. In such event, the number of Registrable Shares to be registered for each selling Stockholder named in the Registration Statement shall be reduced pro rata among all such selling Stockholders. As soon as is reasonably practicable upon notification by the SEC that the Registration Statement has been declared effective by the SEC, Pagaya shall file the final prospectus under Rule 424 of the Securities Act. In no event shall any Stockholder be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided that if the SEC requests that any Stockholder be identified as a statutory underwriter in the Registration Statement, such Stockholder will have an opportunity to withdraw from the Registration Statement.

(c)   At its expense, Pagaya shall:

(i)   except for such times as Pagaya is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its reasonable best efforts (including through the submission to or filing with the SEC such amendments, including post-effective amendments, and supplements to the Registration Statement and the prospectus used in connection therewith and such free writing prospectuses and Exchange Act reports as may be necessary) to keep such Registration Statement, and any qualification, exemption or compliance under state securities laws which Pagaya determines to obtain, continuously effective with respect to the Stockholders, to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions and to comply in all material respects with the provisions of the Securities Act with respect to the disposition of the Registrable Shares subject thereto, until the earlier of the following: (A) the date the Stockholders cease to hold any Registrable Shares, (B) the date all Registrable Shares held by the Stockholders may be sold without restriction under Rule 144, including any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for Pagaya to be in compliance with the current public information required under Rule 144(c)(1), and (C) three (3) years from the date of effectiveness of the Registration Statement. The period of time during which Issuer is required hereunder to keep a Registration Statement effective is referred to herein as the “Registration Period”;

(ii)   during the Registration Period, use its reasonable best efforts to advise the Stockholders’ Representative promptly:

(A)   when a Registration Statement or any amendment thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective;

(B)   of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related prospectus or for additional information;

(C)   after it shall receive notice or obtain knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for such purpose (and Pagaya shall promptly use its reasonable best efforts to prevent the issuance of any stop order);

(D)   of the receipt by Pagaya of any notification with respect to the suspension of the qualification of the Registrable Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(E)   subject to the provisions in this Registration Rights Agreement, of the occurrence of any event that makes any statement made in any Registration Statement or related prospectus, free writing prospectus, amendment or supplement thereto, or any document incorporated or deemed to be incorporated therein by reference, as then in effect, untrue in any material respect or requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

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Notwithstanding anything to the contrary set forth herein, Pagaya shall not, when so advising the Stockholders of such events described in Section 1(c)(ii) above, provide the Stockholders with any material, nonpublic information regarding Pagaya other than to the extent that providing notice to the Stockholders of the occurrence of the events listed in (A) through (E) above may constitute material, nonpublic information regarding Pagaya;

(iii)   during the Registration Period promptly use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as soon as reasonably practicable;

(iv)   during the Registration Period upon the occurrence of any event contemplated in Section 1(c)(ii)(E) above, except for such times as Pagaya is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, Pagaya shall use its reasonable best efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v)   during the Registration Period use its reasonable best efforts to cause all Registrable Shares to be listed on each securities exchange or market, if any, on which the Registrable Shares issued by Pagaya have been listed;

(vi)   during the Registration Period use its reasonable best efforts to cause the Registrable Shares covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary in light of the business or operations of the Issuer to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

(vii)   during the Registration Period deliver to each selling holder of Registrable Shares and its counsel, without charge, as many copies of the prospectus or prospectuses and each amendment or supplement thereto (including any free writing prospectus) as such Persons may reasonably request from time to time in order to facilitate the disposition of the Registrable Shares in accordance with the intended method or methods of disposition thereof; and the Issuer hereby consents to the use of such prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Shares in connection with the offering and sale of the Registrable Shares covered by such prospectus and any such amendment or supplement thereto;

(viii)   provide and cause to be maintained a transfer agent and registrar for all such Registrable Shares from and after the effective date of such Registration Statement. In connection therewith, if required by Pagaya’s transfer agent (the “transfer agent”), Pagaya will after the effective date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to the transfer agent, together with any other authorizations, certificates and directions from Pagaya reasonably requested by the transfer agent which authorize and direct the transfer agent to issue such Registrable Shares without any such legend in connection with a bona fide sale by the holder of such Registrable Shares under the Registration Statement; and

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(ix)   after the expiration of the relevant Release Date (as defined in the Lockup Agreement) of each Tranche (as defined in the Lockup Agreement) of Shares (as defined in the Lockup Agreement), including for the avoidance of doubt Contingent Shares (as defined in the Lockup Agreement), Pagaya shall (i) promptly, and take reasonable efforts to, no later than the following Business Day of a request by a Stockholder and the provision by such Stockholder and its broker of such documentation as Pagaya and the transfer agent may reasonably require confirming that the Stockholder has sold such Shares, or (ii) promptly after a request on such earlier date as such Shares may be sold without restriction under Rule 144, including any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for Pagaya to be in compliance with the current public information required under Rule 144(c)(1), (A) instruct Pagaya’s transfer agent to remove any restrictive legend set forth on such Shares in the applicable Tranche in certificated or book-entry form or by electronic delivery through The Depository Trust Company, at such Stockholder’s option, (B) deliver any other authorization, certificates and directions to the transfer agent which authorize and direct the transfer agent to issue such Shares without any restrictive legend, in such form as may be requested by the transfer agent, and (C) cause its legal counsel to deliver the necessary legal opinions (a draft of which will have been previously provided to the transfer agent), if any, to the transfer agent in connection with the instruction under the foregoing clause (A) in such form as may be requested by the transfer agent; provided that Pagaya’s obligation to remove legends under this Section may be conditioned upon the applicable Stockholder providing such representations and other documentation as is reasonably necessary and customarily required in connection with the removal of restrictive legends (other than any legal opinion required to be delivered as contemplated by subclause (C) of this clause (ix), which any such opinion shall be provided by counsel to Pagaya).

(d)   Notwithstanding anything to the contrary in this Registration Rights Agreement, Pagaya shall be entitled to delay the filing or effectiveness of, or suspend the use of, the Registration Statement if it determines (i) that in order for the Registration Statement not to contain a material misstatement or omission, the negotiation or consummation of a transaction by Pagaya or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event Pagaya’s board of directors reasonably believes would require additional disclosure by Pagaya in the Registration Statement of material information that Pagaya has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of Pagaya’s board of directors to cause the Registration Statement to fail to comply with applicable disclosure requirements, (ii) to delay the filing or initial effectiveness (but not the preparation) of, or suspend use of, a Registration Statement and such delay or suspension arises out of, or is a result of, or is related to or is in connection with financial statements that are not made available to Pagaya for reasons beyond its control, or (iii) in the good faith judgment of the majority of Pagaya’s board of directors, such filing or effectiveness or use of such Registration Statement, would be seriously detrimental to Pagaya and the majority of Pagaya board of directors reasonably concludes as a result that it is essential to defer such filing (each such circumstance, a “Suspension Event”); provided, however, that Pagaya shall use its reasonable best efforts to make such Registration Statement available for the sale by the Stockholders of such securities as soon as practicable thereafter and Pagaya may not delay or suspend the Registration Statement on more than two (2) occasions or for more than ninety (90) consecutive calendar days, or more than one hundred and eighty (180) total calendar days in each case during any twelve (12) month period and provided, further, Pagaya shall not effect any such delay or suspension during the first ten (10) consecutive Business Days after the effective date of the Registration Statement (or, if the Registration Statement is declared effective prior to the Release Date for Closing Tranche 1 (each as defined in the Lockup Agreement), during the first ten (10) consecutive Business Days after the expiration of such Release Date), and shall not register any securities for its own account or that of any other stockholder while the Registration Statement is so suspended or

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delayed. Upon receipt of any written notice from Pagaya of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the prospectus) not misleading each Stockholder agrees that (x) it will immediately discontinue offers and sales of the Registrable Shares under the Registration Statement (excluding sales conducted pursuant to Rule 144) until such Stockholder receives copies of a supplemental or amended prospectus (which Pagaya agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by Pagaya that it may resume such offers and sales, and (y) it will maintain the confidentiality of any information included in such written notice delivered by Pagaya unless otherwise required by law or subpoena. If so directed by Pagaya, each Stockholder will deliver to Pagaya or, in each Stockholder’s sole discretion destroy, all copies of the prospectus covering the Registrable Shares in such Stockholder’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Shares shall not apply (A) to the extent such Stockholder is required to retain a copy of such prospectus (1) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (2) in accordance with a bona fide pre-existing document retention policy or (B) to copies stored electronically on archival servers as a result of automatic data back-up. Notwithstanding anything to the contrary set forth herein, Pagaya shall not, when advising the Stockholders of a Suspension Event, provide the Stockholders with any material, nonpublic information regarding Pagaya other than to the extent that providing notice to the Stockholders of the occurrence of a Suspension Event may constitute material, nonpublic information regarding Pagaya.

(e)   Any Stockholder may deliver written notice (an “Opt-Out Notice”) to Pagaya requesting that such Stockholder not receive notices from Pagaya otherwise required by Section 1; provided, however, that such Stockholder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Stockholder (unless subsequently revoked), (i) Pagaya shall not deliver any such notices to such Stockholder and such Stockholder shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to such Stockholder’s intended use of an effective Registration Statement, such Stockholder will notify Pagaya in writing at least two (2) Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 1(e)) and the related suspension period remains in effect, Pagaya will so notify such Stockholder, within two (2) Business Days of such Stockholder’s notification to Pagaya, by delivering to such Stockholder a copy of such previous notice of Suspension Event, and thereafter will provide such Stockholder with the related notice of the conclusion of such Suspension Event immediately upon its availability.

(f)   Indemnification.

(i)   Pagaya agrees to indemnify, to the extent permitted by law, the Stockholders (each, to the extent a seller under the Registration Statement), and each of their directors, officers, partners, managers, members, investment advisors, employees, shareholders and each Person who controls any Stockholder (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, damages, liabilities and reasonable and documented out of pocket expenses (including, without limitation, reasonable and documented attorneys’ fees of one (1) law firm plus any local counsel) arising from, in connection with, or relating to any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus included in any Registration Statement (“Prospectus”) or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information so furnished in writing to Pagaya by or on behalf

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of any Stockholder expressly for use therein; provided, however, that the indemnification contained in this Section 1(f)(i) shall not apply to amounts paid in settlement of any losses, claims, damages, liabilities and out of pocket expenses if such settlement is effected without the consent of Pagaya (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall Pagaya be liable for any losses, claims, damages, liabilities and out of pocket expenses to the extent they arise out of or are based upon a violation which occurs solely (A) as a result of any failure of such Person to deliver or cause to be delivered a prospectus made available by Pagaya in a timely manner, (B) as a result of offers or sales effected by or on behalf of any Person by means of a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by Pagaya, or (C) in connection with any offers or sales effected by or on behalf of any Stockholder in violation of Section 1(d) hereof.

(ii)   In connection with any Registration Statement in which a Stockholder is participating, such Stockholder shall furnish (or cause to be furnished) to Pagaya in writing such information as Pagaya reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify Pagaya, its directors, officers, agents, employees and each Person or entity who controls Pagaya (within the meaning of the Securities Act or the Exchange Act) against any losses, claims, damages, liabilities and reasonable documented out of pocket expenses (including, without limitation, reasonable and documented outside attorneys’ fees of one (1) law firm plus any local counsel) arising from, in connection with, or relating to any untrue or alleged untrue statement of material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained (or not contained in, in the case of an omission) in any information so furnished in writing by on behalf of such Stockholder expressly for use therein; provided, however, that the indemnification contained in this Section 1(f)(ii) shall not apply to amounts paid in settlement of any losses, claims, damages, liabilities and out of pocket expenses if such settlement is effected without the consent of such Stockholder (which consent shall not be unreasonably withheld, conditioned or delayed), and provided further that the liability of such Stockholder shall be several and not joint with any other Stockholder and shall be in proportion to and limited to the net proceeds received by such Stockholder from the sale of Registrable Shares giving rise to such indemnification obligation.

(iii)   Any Person entitled to indemnification herein shall (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (B) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one (1) outside counsel plus any local counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

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(iv)   The indemnification provided for under this Registration Rights Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party any officer, director or controlling Person or entity of such indemnified party and shall survive the transfer of securities.

(v)   If the indemnification provided under this Section 1(f) from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of any Stockholder shall be limited to the net proceeds received by such Stockholder from the sale of Registrable Shares giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 1 (f)(i), Section 1 (f)(ii) and Section 1(f)(iii) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section l(f)(v) from any Person who was not guilty of such fraudulent misrepresentation.

Section 2.   [RESERVED]

Section 3.   Miscellaneous

(a)   All notices, consents and other communications hereunder (i) shall be in writing; (ii) shall be deemed to have been duly given (A) when delivered if delivered by hand, by Federal Express or other nationally recognized overnight courier or via email (in the case of email, if transmitted prior to 6 p.m. (Eastern time), otherwise the next Business Day after such transmission), (B) five (5) days after being deposited in any United States Post Office enclosed in a postage-prepaid, registered or certified envelope and (iii) shall be sent to the following addresses or email addresses (or at such other address or email address for a Party as shall be specified by like notice; provided, however, that any notice of change of email address shall be effective only upon receipt):

(i)	If to Pagaya:

Pagaya US Holding Company LLC
90 Park Ave
New York, NY 10016
Attn: Richmond Glasgow, General Counsel
Email: richmond@pagaya.com

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with a copy (which shall not constitute notice) to:

Proskauer Rose LLP
Eleven Times Square
New York, NY 10036
Attn: Christopher Wells; Yuval Tal
Email: cwells@proskauer.com; ytal@proskauer.com

(ii)	If to a Stockholder, to the address set forth on the signature page for such Stockholder.

(b)   Any provision of this Agreement may be amended or modified only by a written instrument signed by each Party. No waiver hereunder or in any document, certificate, or writing delivered pursuant hereto shall be valid or binding unless set forth in writing and duly executed by the Party or Parties waiving rights hereunder or thereunder. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Party granting such waiver in any other respect or at any other time. Neither the waiver by any Party of a breach of or a default under any provision of this Agreement, nor the failure by any Party, on one or more occasions, to enforce any provision of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any such provision, right or privilege hereunder.

(c)   Neither this Agreement nor any rights, interests or obligations hereunder shall be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of the other Parties, and any purported assignment without such consent shall be null and void ab initio. Notwithstanding the foregoing, (i) each Stockholder shall have the right to assign all or certain provisions of this Agreement, without the consent of any other Party, to a transferee of Registrable Shares that is a member of such Stockholder’s immediate family (for purposes hereof, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin) or to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of such Stockholder or the immediate family of such Stockholder; provided, however, that (x) Pagaya is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Shares with respect to which such rights are being transferred and (y) such transferee agrees in a written instrument delivered to Pagaya to be bound by and subject to the terms and conditions of this Agreement and (ii) Pagaya shall have the right to assign all or certain provisions of this Agreement, or any interest herein, and may delegate any duty or obligation hereunder, without the consent of any other Party, (A) to any Affiliate of Pagaya and Merger Sub, as applicable (B) to any successor to or acquirer of all or a substantial portion of the Surviving Corporation or the business of the Surviving Corporation following the Closing or (C) collaterally to any financing source or any collateral agent or trustee therefore; provided that no such assignment or delegation shall relieve Pagaya of any of its obligations hereunder.

(d)   This Agreement shall be construed, performed and enforced in accordance with the Laws of the State of Delaware (without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the Laws of another jurisdiction) as to all matters, including matters of validity, construction, effect, performance and remedies.

(e)   Each of the Parties irrevocably agrees that any Proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any Order in respect of this Agreement and the rights and obligations arising hereunder brought by any other Party or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery

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within the State of Delaware (or if the Delaware Court of Chancery declines to accept jurisdiction over such Proceeding, any other court of the State of Delaware located in the City of Wilmington, State of Delaware, or the United States District Court for the District of Delaware). Each of the Parties hereby irrevocably submits with regard to any such Proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any Proceeding relating to this Agreement or the Contemplated Transactions in any court other than the aforesaid courts.

(f)   Each of the Parties hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any Proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve in accordance with Section 3(a); (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any Proceeding commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (iii) to the fullest extent permitted by the applicable Law, any claim that (A) such Proceeding in such court is brought in an inconvenient forum; (B) the venue of such Proceeding is improper; or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(g)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY OR CLAIM THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE CONTEMPLATED TRANSACTIONS. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OTHER AGREEMENTS OR DOCUMENTS RELATING TO THE CONTEMPLATED TRANSACTIONS.

(h)   EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OF THE OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS; (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS; (III) IT MAKES SUCH WAIVERS VOLUNTARILY; AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN SECTION 3(g) AND THIS SECTION 3(h).

(i)   This Agreement will be binding upon, inure solely to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns. The Parties agree that this is an arm’s-length transaction in which the Parties’ undertakings and obligations are limited to the performance of their obligations under this Agreement.

(j)   This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. In the event that any signature to this Agreement is delivered by facsimile transmission or by e-mail delivery of a portable document format (.pdf or similar format) data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof This Agreement shall become effective when each Party shall have received a counterpart hereof signed by each other Party. Until and unless each Party has received a counterpart hereof signed by each other Party, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

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(k)   The representations, warranties and agreements of the Parties contained herein are intended solely for the benefit of the Party to whom such representations, warranties or agreements are made, and shall confer no rights hereunder, whether legal or equitable, in any other Person, and no other Person shall be entitled to rely thereon.

(l)   This Agreement (including the Merger Agreement and the other Transaction Agreements and the exhibits and schedules thereto) and the Lockup Agreement set forth the entire agreement and understanding of the Parties in respect of the Contemplated Transactions and supersede all prior discussions, negotiations, agreements, arrangements and understandings, whether oral or written, relating to the subject matter hereof and thereof. There are no warranties, representations or other agreements between the Parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement, the Lockup Agreement, the Merger Agreement or the other Transaction Agreements.

(m)   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the Contemplated Transactions is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the Contemplated Transactions be consummated as originally contemplated to the fullest extent possible.

(n)   Each Party acknowledges and agrees that irreparable injury to the other Parties would occur in the event that any provision of this Agreement was not performed in accordance with its specific terms or were otherwise breached, and that such injury would not be adequately compensable in damages because of the difficulty of ascertaining the amount of damages that would be suffered in the event that this Agreement were breached. It is accordingly agreed that, subject to the further provisions of this Section 3(n), each Party shall be entitled, in addition to any other remedy to which it is entitled at law or in equity, to specific enforcement of, and injunctive relief, without proof of actual damages, to prevent any breach or violation of, the terms of this Agreement, and the other Parties shall not take action, directly or indirectly, in opposition to the Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity. Any requirements for the securing or posting of any bond with such remedy are hereby waived.

(o)   This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to in any manner this Agreement, or the negotiation, execution or performance of this Agreement, or the transactions contemplated hereby (including any representation or warranty made in, in connection with, or as an inducement to this Agreement) may only be brought against, the Parties hereto and then only with respect to the specific obligations set forth herein with respect to such Party. Except to the extent a named party hereto (and then only to the extent of the specific obligations undertaken by such named party to this Agreement and not otherwise), no past, present or future director, officer, employee, incorporator, agent, attorney or representative of the Stockholders’ Representative, the Company, the Company’s Subsidiaries or any of their respective Affiliates, in each case, other than the Company, the Stockholders’ Representative and any Person party to any other Transaction Agreement shall be deemed to (a) have made any representations or warranties, or entered into any covenants or agreements, in connection with the Contemplated Transactions; or (b) have any personal liability to Pagaya or Merger Sub for any obligations or liabilities of the Stockholders’ Representative or the Company under this Agreement for any claim based on, in respect of, or by reason of, the Contemplated Transactions, in each

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of the foregoing cases, other than in the event of Fraud or pursuant to the terms of any other Transaction Agreements to which such Person is party. Except to the extent a named party hereto (and then only to the extent of the specific obligations undertaken by such named party to this Agreement and not otherwise), no past, present or future general or limited partners, stockholders, financing sources, managers, members, Representatives, director, officer, employee, incorporator, agent, attorney or representative of Pagaya or Merger Sub or any of the respective Affiliates of the foregoing shall be deemed to (x) have made any representations or warranties, or entered into any covenants or agreements, in connection with the Contemplated Transactions; or (y) have any personal liability to any of the Company, its Subsidiaries, the Stockholders’ Representative or their respective Affiliates for any obligations or liabilities of Pagaya or Merger Sub under this Agreement for any claim based on, in respect of, or by reason of, the Contemplated Transactions, in each of the foregoing cases, other than in the event of Fraud or pursuant to the terms of any other Transaction Agreements to which such Person is party.

(p)   Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby, or by Law or equity upon such Party, and the exercise by a Party of any one remedy shall not preclude the exercise of any other remedy.

(q)   At any time or from time to time after the date hereof, the Parties agree to cooperate with each other, and at the request of any other Party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the Parties hereunder.

(r)   The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Person.

* * *

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

PAGAYA TECHNOLOGIES LTD.

By:	/s/ Eric Watson
	Name:	Eric Watson
	Title:	Chief Legal Officer

By:	/s/ Evangelos Perros
	Name:	Evangelos Perros
	Title:	Chief Financial Officer

[Signature Page to Registration Rights Agreement]

STOCKHOLDERS

Registered Holder Name: Abeer Agrawal

Signature:	/s/ Abeer Agrawal
(Signature(s) of Registered Holder(s))

Name:	Abeer Agrawal
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Title:

Date:	September 27, 2024 | 2:31:10 PM PDT

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STOCKHOLDERS

Registered Holder Name: Aditya Kumar

Signature:	/s/ Aditya Kumar
(Signature(s) of Registered Holder(s))

Name:	Aditya Kumar
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Title:

Date:	October 9, 2024 | 7:19:52 AM PDT

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STOCKHOLDERS

Registered Holder Name: Alex Gerko

Signature:	/s/ Alex Gerko
(Signature(s) of Registered Holder(s))

Name:	Alex Gerko
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Title:

Date:	October 15, 2024 | 9:58:29 AM PDT

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STOCKHOLDERS

Registered Holder Name: Alex Trimm

Signature:	/s/ Alex Trimm
(Signature(s) of Registered Holder(s))

Name:	Alex Trimm
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Title:

Date:	October 16, 2024 | 2:27:59 PM PDT

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STOCKHOLDERS

Registered Holder Name: Alexandros Anemogiannis

Signature:	/s/ Alexandros Anemogiannis
(Signature(s) of Registered Holder(s))

Name:	Alexandros Anemogiannis
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Title:

Date:	October 2, 2024 | 10:09:39 PM PDT

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STOCKHOLDERS

Registered Holder Name: Altman Family LLC

Signature:	/s/ Carmen Beckwith
(Signature(s) of Registered Holder(s))

Name:	Carmen Beckwith
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Title:	AUTHORIZED SIGNATORY

Date:	September 30, 2024 | 7:52:56 AM PDT

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Sign Here:	/s/ Jennifer Serralta
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Name:	JENNIFER SERRALTA
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Title:	Authorized Signatory

Date:	October 2, 2024 | 10:16:34 AM PDT
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STOCKHOLDERS

Registered Holder Name: Andrew Tilt

Signature:	/s/ Andrew Tilt
(Signature(s) of Registered Holder(s))

Name:	Andrew Tilt
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Title:

Date:	September 20, 2024 | 5:43:48 PM PDT

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STOCKHOLDERS

Registered Holder Name: Anthony Bartolotta

Signature:	/s/ Anthony Bartolotta
(Signature(s) of Registered Holder(s))

Name:	Anthony Bartolotta
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Title:

Date:	September 29, 2024 | 4:24:02 PM PDT

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STOCKHOLDERS

Registered Holder Name: Austin Palmer

Signature:	/s/ Austin Palmer
(Signature(s) of Registered Holder(s))

Name:	Austin Palmer
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Title:

Date:	October 2, 2024 | 10:41:26 AM PDT

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STOCKHOLDERS

Registered Holder Name: Beck Pierce Family Trust Dated July 22, 2019

Signature:	/s/ Brian Beck
(Signature(s) of Registered Holder(s))

Name:	Brian Beck
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Title:	Trustee

Date:	October 1, 2024 | 6:19:37 PM PDT

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STOCKHOLDERS

Registered Holder Name: Becky Ngo

Signature:	/s/ Becky Ngo
(Signature(s) of Registered Holder(s))

Name:	Becky Ngo
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Title:

Date:	October 8, 2024 | 10:24:31 AM PDT

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STOCKHOLDERS

Registered Holder Name: Belinda Pang

Signature:	/s/ Belinda Pang
(Signature(s) of Registered Holder(s))

Name:	Belinda Pang
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Title:

Date:	October 16, 2024 | 1:14:45 PM PDT

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STOCKHOLDERS

Registered Holder Name: Ben Kuhn

Signature:	/s/ Ben Kuhn
(Signature(s) of Registered Holder(s))

Name:	Ben Kuhn
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Title:

Date:	October 12, 2024 | 4:09:11 PM PDT

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[Signature Page to Registration Rights Agreement]

STOCKHOLDERS

Registered Holder Name: Benjamin S. Abram

Signature:	/s/ Benjamin S. Abram
(Signature(s) of Registered Holder(s))

Name:	Benjamin S. Abram
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Title:

Date:	October 10, 2024 | 7:02:30 PM PDT

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STOCKHOLDERS

Registered Holder Name: Brennan Wall

Signature:	/s/ Brennan Wall
(Signature(s) of Registered Holder(s))

Name:	Brennan Wall
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Title:

Date:	October 5, 2024 | 1:29:49 PM PDT

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STOCKHOLDERS

Registered Holder Name: Brett Epler

Signature:	/s/ Brett Epler
(Signature(s) of Registered Holder(s))

Name:	Brett Epler
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Title:

Date:	October 2, 2024 | 10:48:38 AM PDT

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STOCKHOLDERS

Registered Holder Name: Busena GST exempt trust

Signature:	/s/ Connor Hurley
(Signature(s) of Registered Holder(s))

Name:	Connor Hurley
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Title:	Trustee

Date:	October 3, 2024 | 1:05:30 PM PDT

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STOCKHOLDERS

Registered Holder Name: Christine Gonzalez

Signature:	/s/ Christine Gonzalez
(Signature(s) of Registered Holder(s))

Name:	Christine Gonzalez
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Title:

Date:	September 27, 2024 | 1:09:22 PM PDT

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STOCKHOLDERS

Registered Holder Name: Croton Partners, LLC

Signature:	/s/ James Chung
(Signature(s) of Registered Holder(s))

Name:	James Chung
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Title:	Managing Director

Date:	September 27, 2024 | 9:22:51 AM PDT

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Sign Here:	/s/Thomas Gang
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Name:	Thomas Gang
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Title:	CFO

Date:	September 29, 2024 | 3:18:25 AM PDT
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[Signature Page to Registration Rights Agreement]

STOCKHOLDERS

Registered Holder Name: Dan Schwartz

Signature:	/s/ Dan Schwartz
(Signature(s) of Registered Holder(s))

Name:	Dan Schwartz
(Please Print)

Title:

Date:	October 2, 2024 | 12:00:42 PM PDT

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[Signature Page to Registration Rights Agreement]

STOCKHOLDERS

Registered Holder Name: Darby De Venuta

Signature:	/s/ Darby De Venuta
(Signature(s) of Registered Holder(s))

Name:	Darby De Venuta
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Title:

Date:	October 4, 2024 | 2:41:05 PM PDT

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STOCKHOLDERS

Registered Holder Name: Demetri Spanos

Signature:	/s/ Demetri Spanos
(Signature(s) of Registered Holder(s))

Name:	Demetri Spanos
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Title:

Date:	September 30, 2024 | 11:54:54 AM PDT

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STOCKHOLDERS

Registered Holder Name: Denis Dancanet

Signature:	/s/ Denis Dancanet
(Signature(s) of Registered Holder(s))

Name:	Denis Dancanet
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Title:

Date:	October 16, 2024 | 8:38:56 PM PDT

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STOCKHOLDERS

Registered Holder Name: Dustin Redding

Signature:	/s/ Dustin Redding
(Signature(s) of Registered Holder(s))

Name:	Dustin Redding
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Title:

Date:	October 2, 2024 | 5:14:54 PM PDT

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STOCKHOLDERS

Registered Holder Name: Edmundson 2014 Security Trust

Signature:	/s/ Natalie Schiavone
(Signature(s) of Registered Holder(s))

Name:	Natalie Schiavone
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Title:	Trustee

Date:	October 16, 2024 | 7:15:23 AM PDT

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STOCKHOLDERS

Registered Holder Name: Elliot Conn

Signature:	/s/ Elliot Conn
(Signature(s) of Registered Holder(s))

Name:	Elliot Conn
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Title:

Date:	October 1, 2024 | 8:05:08 AM PDT

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STOCKHOLDERS

Registered Holder Name: Ernest E. Edmundson III

Signature:	/s/ Ernest E. Edmundson III
(Signature(s) of Registered Holder(s))

Name:	Ernest E. Edmundson III
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Title:

Date:	October 16, 2024 | 5:52:53 PM PDT

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STOCKHOLDERS

Registered Holder Name: Eunice Baek

Signature:	/s/ Eunice Baek
(Signature(s) of Registered Holder(s))

Name:	Eunice Baek
(Please Print)

Title:

Date:	September 30, 2024 | 6:44:05 PM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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ADDITIONAL SIGNERS (IF APPLICABLE)

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STOCKHOLDERS

Registered Holder Name: Federico Gonzalez

Signature:	/s/ Federico Gonzalez
(Signature(s) of Registered Holder(s))

Name:	Federico Gonzalez
(Please Print)

Title:

Date:	October 14, 2024 | 3:21:20 PM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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ADDITIONAL SIGNERS (IF APPLICABLE)

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STOCKHOLDERS

Registered Holder Name: Felipe Orozco

Signature:	/s/ Felipe Orozco
(Signature(s) of Registered Holder(s))

Name:	Felipe Orozco
(Please Print)

Title:

Date:	October 10, 2024 | 5:41:24 PM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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ADDITIONAL SIGNERS (IF APPLICABLE)

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STOCKHOLDERS

Registered Holder Name: Gregory Barbaccia

Signature:	/s/ Gregory Barbaccia
(Signature(s) of Registered Holder(s))

Name:	Gregory Barbaccia
(Please Print)

Title:

Date:	September 27, 2024 | 1:28:45 PM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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ADDITIONAL SIGNERS (IF APPLICABLE)

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STOCKHOLDERS

Registered Holder Name: Hugh Edmundson

Signature:	/s/ Hugh Edmundson
(Signature(s) of Registered Holder(s))

Name:	Hugh Edmundson
(Please Print)

Title:

Date:	October 15, 2024 | 12:18:25 PM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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ADDITIONAL SIGNERS (IF APPLICABLE)

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STOCKHOLDERS

Registered Holder Name: Jane Li

Signature:	/s/ Jane Li
(Signature(s) of Registered Holder(s))

Name:	Jane Li
(Please Print)

Title:

Date:	October 9, 2024 | 8:27:16 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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ADDITIONAL SIGNERS (IF APPLICABLE)

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STOCKHOLDERS

Registered Holder Name: Jerome Weiss

Signature:	/s/ Jerome Weiss
(Signature(s) of Registered Holder(s))

Name:	Jerome Weiss
(Please Print)

Title:

Date:	October 15, 2024 | 5:26:28 PM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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STOCKHOLDERS

Registered Holder Name: Jessica Lee

Signature:	/s/ Jessica Lee
(Signature(s) of Registered Holder(s))

Name:	Jessica Lee
(Please Print)

Title:

Date:	September 27, 2024 | 7:35:12 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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STOCKHOLDERS

Registered Holder Name: Jim Williams

Signature:	/s/ Jim Williams
(Signature(s) of Registered Holder(s))

Name:	Jim Williams
(Please Print)

Title:

Date:	October 9, 2024 | 1:38:49 PM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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STOCKHOLDERS

Registered Holder Name: John Neary

Signature:	/s/ John Neary
(Signature(s) of Registered Holder(s))

Name:	John Neary
(Please Print)

Title:

Date:	September 27, 2024 | 6:41:13 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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STOCKHOLDERS

Registered Holder Name: Jonathan Blackman

Signature:	/s/ Jonathan Blackman
(Signature(s) of Registered Holder(s))

Name:	Jonathan Blackman
(Please Print)

Title:

Date:	September 27, 2024 | 8:33:30 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:

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STOCKHOLDERS

Registered Holder Name: Jorge Torruella

Signature:	/s/ Jorge Torruella
(Signature(s) of Registered Holder(s))

Name:	Jorge Torruella
(Please Print)

Title:

Date:	October 9, 2024 | 9:20:26 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:

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STOCKHOLDERS

Registered Holder Name: Joseph Rault

Signature:	/s/ Joseph Rault
(Signature(s) of Registered Holder(s))

Name:	Joseph Rault
(Please Print)

Title:

Date:	September 29, 2024 | 2:05:56 PM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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STOCKHOLDERS

Registered Holder Name: Kah-Ram Bamfo

Signature:	/s/ Kah-Ram Bamfo
(Signature(s) of Registered Holder(s))

Name:	Kah-Ram Bamfo
(Please Print)

Title:	People Operations

Date:	October 10, 2024 | 3:41:36 PM PDT

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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Title:

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STOCKHOLDERS

Registered Holder Name: Katherine Hero

Signature:	/s/ Katherine Hero
(Signature(s) of Registered Holder(s))

Name:	Katherine Hero
(Please Print)

Title:

Date:	October 2, 2024 | 10:44:26 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

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STOCKHOLDERS

Registered Holder Name: Kavitha Subramanian

Signature:	/s/ Kavitha Subramanian
(Signature(s) of Registered Holder(s))

Name:	Kavitha Subramanian
(Please Print)

Title:

Date:	October 2, 2024 | 7:51:39 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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(Please Print)

Title:

Date:

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[Signature Page to Registration Rights Agreement]

STOCKHOLDERS

Registered Holder Name: Kei Ng

Signature:	/s/ Kei Ng
(Signature(s) of Registered Holder(s))

Name:	Kei Ng
(Please Print)

Title:

Date:	October 17, 2024 | 6:23:48 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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Title:

Date:

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[Signature Page to Registration Rights Agreement]

STOCKHOLDERS

Registered Holder Name: Kelly McGann

Signature:	/s/ Kelly McGann
(Signature(s) of Registered Holder(s))

Name:	Kelly McGann
(Please Print)

Title:

Date:	October 16, 2024 | 10:31:37 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

Name:
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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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(Please Print)

Title:

Date:

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STOCKHOLDERS

Registered Holder Name: Kendric Evans

Signature:	/s/ Kendric Evans
(Signature(s) of Registered Holder(s))

Name:	Kendric Evans
(Please Print)

Title:

Date:	October 2, 2024 | 10:45:04 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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Title:

Date:

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STOCKHOLDERS

Registered Holder Name: Kirtana Suresh

Signature:	/s/ Kirtana Suresh
(Signature(s) of Registered Holder(s))

Name:	Kirtana Suresh
(Please Print)

Title:

Date:	October 2, 2024 | 10:45:03 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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(Please Print)

Title:

Date:

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STOCKHOLDERS

Registered Holder Name: Mark Britto

Signature:	/s/ Mark Britto
(Signature(s) of Registered Holder(s))

Name:	Mark Britto
(Please Print)

Title:

Date:	October 11, 2024 | 9:22:32 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

Name:
(Please Print)

Title:

Date:

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[Signature Page to Registration Rights Agreement]

STOCKHOLDERS

Registered Holder Name: Mark Elliot

Signature:	/s/ Mark Elliot
(Signature(s) of Registered Holder(s))

Name:	Mark Elliot
(Please Print)

Title:

Date:	September 27, 2024 | 11:17:08 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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(Please Print)

Title:

Date:

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STOCKHOLDERS

Registered Holder Name: Matt Reeder

Signature:	/s/ Matt Reeder
(Signature(s) of Registered Holder(s))

Name:	Matt Reeder
(Please Print)

Title:

Date:	October 7, 2024 | 9:08:11 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

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STOCKHOLDERS

Registered Holder Name: Matthew Sills

Signature:	/s/ Matthew Sills
(Signature(s) of Registered Holder(s))

Name:	Matthew Sills
(Please Print)

Title:

Date:	September 27, 2024 | 7:43:53 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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(Please Print)

Title:

Date:

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STOCKHOLDERS

Registered Holder Name: Meredith Parkinson

Signature:	/s/ Meredith Parkinson
(Signature(s) of Registered Holder(s))

Name:	Meredith Parkinson
(Please Print)

Title:

Date:	October 2, 2024 | 6:38:04 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

Name:
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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

Name:
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Title:

Date:

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STOCKHOLDERS

Registered Holder Name: Michael Sinclair

Signature:	/s/ Michael Sinclair
(Signature(s) of Registered Holder(s))

Name:	Michael Sinclair
(Please Print)

Title:

Date:	October 9, 2024 | 11:55:41 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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(Please Print)

Title:

Date:

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STOCKHOLDERS

Registered Holder Name: Mikkel Kringelbach

Signature:	/s/ Mikkel Kringelbach
(Signature(s) of Registered Holder(s))

Name:	Mikkel Kringelbach
(Please Print)

Title:

Date:	October 4, 2024 | 10:23:13 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:

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STOCKHOLDERS

Registered Holder Name: Nathan Dowlin

Signature:	/s/ Nathan Dowlin
(Signature(s) of Registered Holder(s))

Name:	Nathan Dowlin
(Please Print)

Title:

Date:	October 14, 2024 | 11:20:18 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:

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[Signature Page to Registration Rights Agreement]

STOCKHOLDERS

Registered Holder Name: Nicholas Salzetta

Signature:	/s/ Nicholas Salzetta
(Signature(s) of Registered Holder(s))

Name:	Nicholas Salzetta
(Please Print)

Title:

Date:	October 2, 2024 | 3:50:50 PM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

Name:
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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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(Please Print)

Title:

Date:

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[Signature Page to Registration Rights Agreement]

STOCKHOLDERS

Registered Holder Name: Nick Wilson

Signature:	/s/ Nick Wilson
(Signature(s) of Registered Holder(s))

Name:	Nick Wilson
(Please Print)

Title:

Date:	October 2, 2024 | 8:46:39 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

Name:
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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:

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[Signature Page to Registration Rights Agreement]

STOCKHOLDERS

Registered Holder Name: Pawel Swiatek

Signature:	/s/ Pawel Swiatek
(Signature(s) of Registered Holder(s))

Name:	Pawel Swiatek
(Please Print)

Title:

Date:	September 30, 2024 | 12:57:35 PM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

Name:
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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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Title:

Date:

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[Signature Page to Registration Rights Agreement]

STOCKHOLDERS

Registered Holder Name: Peter Li

Signature:	/s/ Peter Li
(Signature(s) of Registered Holder(s))

Name:	Peter Li
(Please Print)

Title:

Date:	October 1, 2024 | 8:17:08 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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Name:
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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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[Signature Page to Registration Rights Agreement]

STOCKHOLDERS

Registered Holder Name: Peter Verprauskus

Signature:	/s/ Peter Verprauskus
(Signature(s) of Registered Holder(s))

Name:	Peter Verprauskus
(Please Print)

Title:

Date:	October 11, 2024 | 1:56:31 PM PDT
ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:

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[Signature Page to Registration Rights Agreement]

STOCKHOLDERS

Registered Holder Name: Reuben Levavi

Signature:	/s/ Reuben Levavi
(Signature(s) of Registered Holder(s))

Name:	Reuben Levavi
(Please Print)

Title:

Date:	October 9, 2024 | 8:18:31 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

Name:
(Please Print)

Title:

Date:

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[Signature Page to Registration Rights Agreement]

STOCKHOLDERS

Registered Holder Name: Robert Yang

Signature:	/s/ Robert Yang
(Signature(s) of Registered Holder(s))

Name:	Robert Yang
(Please Print)

Title:

Date:	September 30, 2024 | 3:33:15 PM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:

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[Signature Page to Registration Rights Agreement]

STOCKHOLDERS

Registered Holder Name: Ryan Bressler

Signature:	/s/ Ryan Bressler
(Signature(s) of Registered Holder(s))

Name:	Ryan Bressler
(Please Print)

Title:

Date:	September 30, 2024 | 3:37:50 PM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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STOCKHOLDERS

Registered Holder Name: Ryan Podolsky

Signature:	/s/ Ryan Podolsky
(Signature(s) of Registered Holder(s))

Name:	Ryan Podolsky
(Please Print)

Title:

Date:	September 30, 2024 | 1:20:46 PM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:

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[Signature Page to Registration Rights Agreement]

STOCKHOLDERS

Registered Holder Name: Sara McGinty

Signature:	/s/ Sara McGinty
(Signature(s) of Registered Holder(s))

Name:	Sara McGinty
(Please Print)

Title:

Date:	September 30, 2024 | 11:48:37 PM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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Name:
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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:

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STOCKHOLDERS

Registered Holder Name: Sasha Orloff

Signature:	/s/ Sasha Orloff
(Signature(s) of Registered Holder(s))

Name:	Sasha Orloff
(Please Print)

Title:

Date:	October 15, 2024 | 9:00:40 AM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

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Title:

Date:
ADDITIONAL SIGNERS (IF APPLICABLE)

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(Signature(s) of Registered Holder(s))

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Title:

Date:

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STOCKHOLDERS

Registered Holder Name: Sean Mills

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Name:	Sean Mills
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Title:

Date:	September 29, 2024 | 9:03:09 AM PDT

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STOCKHOLDERS

Registered Holder Name: Sparsh Sah

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Name:	Sparsh Sah
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Title:

Date:	October 2, 2024 | 1:41:19 PM PDT

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STOCKHOLDERS

Registered Holder Name: Stephanie Starsia

Signature:	/s/ Stephanie Starsia
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Name:	Stephanie Starsia
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Title:

Date:	September 27, 2024 | 9:16:14 AM PDT

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STOCKHOLDERS

Registered Holder Name: Taylor Newll

Signature:	/s/ Taylor Newell
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Name:	Taylor Newell
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Title:

Date:	September 27, 2024 | 6:31:54 AM PDT

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STOCKHOLDERS

Registered Holder Name: TEST Stocks – Meredith Parkinson

Signature:	/s/ Meredith Parkinson
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Name:	TEST Stocks - Meredith Parkinson
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Title:

Date:	September 21, 2024 | 11:18:31 AM PDT

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STOCKHOLDERS

Registered Holder Name: Two Sigma Ventures I, LLC

Signature:	/s/ Riz Thakir
(Signature(s) of Registered Holder(s))

Name:	Riz Thakir
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Title:	SVP Finance

Date:	September 30, 2024 | 1:39:58 PM PDT

ADDITIONAL SIGNERS (IF APPLICABLE)

Sign Here:	/s/ Vignesh Rajendran
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Name:	Vignesh Rajendran
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Title:	Managing Director

Date:	October 2, 2024 | 2:48:16 PM EDT
ADDITIONAL SIGNERS (IF APPLICABLE)

Sign Here:	/s/ Colin Beirne
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Name:	Colin Beirne
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Title:	Authorized Signatory

Date:	October 5, 2024 | 4:31:44 AM PDT

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[Signature Page to Registration Rights Agreement]

STOCKHOLDERS

Registered Holder Name: Tyler Gaffney

Signature:	/s/ Tyler Gaffney
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Name:	Tyler Gaffney
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Title:

Date:	September 27, 2024 | 9:10:41 AM PDT

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STOCKHOLDERS

Registered Holder Name: Whang Ki Jang

Signature:	/s/ Whang Ki Jang
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Name:	Whang Ki Jang
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Title:

Date:	September 30, 2024 | 6:47:48 PM PDT

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STOCKHOLDERS

Registered Holder Name: Y Combinator W2014, LLC

Signature:	/s/ Kirsty Nathoo
(Signature(s) of Registered Holder(s))

Name:	Kirsty Nathoo
(Please Print)

Title:	Authorized Signatory

Date:	October 21, 2024 | 10:28:10 AM PDT

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ADDITIONAL SIGNERS (IF APPLICABLE)

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[Signature Page to Registration Rights Agreement]